PRELIMINARY COPY-TO BE FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __ )

[X] Filed by the Registrant
[ ] Filed by a party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use  of  the  Commission  Only  (as  permitted  by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S)240.14a-12

             INVESCO INTERNATIONAL FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] $125 per  Exchange Act  Rules  0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11/

      1.  Title of each class of securities to which transaction applies:

          _______________________________________________________________

      2.  Aggregate number of securities to which transaction applies:

          _______________________________________________________________

      3.  Per unit price or other underlying value of transaction computed
          pursuant to Exchange Act Rule 0-11   (Set forth the amount on which
          the filing fees calculated and state how it was determined):

          _______________________________________________________________

      4.  Proposed maximum aggregate value of transaction:

          _______________________________________________________________

      5.  Total fee paid:

          _______________________________________________________________

[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.  Amount Previously Paid:
          ______________________________________________
      2.  Form Schedule or Registration Statement No.
          ______________________________________________
      3.  Filing Party:
          ______________________________________________
      4.  Date Filed:
          ______________________________________________

[INVESCO LOGO]

                                               INVESCO INTERNATIONAL FUNDS, INC.
                                                      INVESCO GLOBAL GROWTH FUND
                                                       (CLASS A, B AND C SHARES)

                                                                November 1, 2002
================================================================================

Dear Shareholder:

The attached proxy materials seek your approval to liquidate the INVESCO Global Growth Fund, a separate series of INVESCO International Funds, Inc. ("International Funds"). Under the proposal described in the attached proxy materials, the INVESCO Global Growth Fund would be liquidated, and its assets distributed on a pro-rata basis after payment of all of this Fund's expenses to the remaining Fund shareholders, as soon as possible following shareholder approval of the proposed liquidation.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL. The board believes that, in light of the inefficiencies and high costs of managing this Fund's small asset base, the proposed liquidation of the Global Growth Fund will be in the best interests of Fund shareholders. In this regard, Fund Management believes that the Global Growth Fund has very limited foreseeable appeal to investors.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the Global Growth Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

Very truly yours,


/s/ Mark H. Williamson
Mark H. Williamson
President
INVESCO International Funds, Inc.

                                               INVESCO INTERNATIONAL FUNDS, INC.
                                                      INVESCO GLOBAL GROWTH FUND
                                                       (CLASS A, B AND C SHARES)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 19, 2002
================================================================================


To The Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of INVESCO Global Growth Fund (the "Fund"), a series of INVESCO International Funds, Inc. ("International Funds"), will be held on December 19, 2002, at 10:00 a.m. Mountain Time, at the offices of INVESCO Funds Group, Inc., 4350 South Monaco Street, Denver, Colorado, 80237 for the following purposes:

1. To approve a Plan of Liquidation and Termination providing for the liquidation of the INVESCO Global Growth Fund as a separate series of International Funds; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the meeting and any adjournment thereof if you owned shares of the Fund at the close of business on October 11, 2002. A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the International Funds, 4350 South Monaco Street, Denver, Colorado 80237. A copy of this list also will be available at the Meeting. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                       By order of the Board of Directors,



                       /s/ Glen A. Payne
                       Glen A. Payne
                       Secretary

November 1, 2002
Denver, Colorado

                                               INVESCO INTERNATIONAL FUNDS, INC.
                                                      INVESCO GLOBAL GROWTH FUND
                                                       (CLASS A, B AND C SHARES)
================================================================================

                            4350 South Monaco Street
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-525-8085

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                December 19, 2002

                               VOTING INFORMATION

This Proxy Statement is being furnished to shareholders of the INVESCO Global Growth Fund ("Global Growth"), a series of INVESCO International Funds, Inc. ("International Funds"), in connection with the solicitation of proxies from shareholders of Global Growth by the board of directors of International Funds (the "Board") for use at a special meeting of shareholders to be held on December 19, 2002, at 10:00 a.m. Mountain Time (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement and form of proxy will first be mailed to shareholders on or about November 1, 2002.

One-third of Global Growth's shares outstanding on October 11, 2002 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the proposal and the duly appointed proxies will be able, in their discretion, to vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter revoking the initial proxy. To be effective, revocation must be received by International Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

In order to reduce costs, the notices to a shareholder having more than one account in Global Growth listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

As of the Record Date, Global Growth had the following amount of shares of common stock outstanding:

--------------------------------------------------------------------------------

                                             NUMBER OF SHARES
NAME OF FUND - CLASS                         OUTSTANDING
--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS A
--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - Class B
--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - Class C
--------------------------------------------------------------------------------

The solicitation of proxies will be made primarily by mail but also may be made by telephone or oral communications by representatives of ALAMO Direct Mail Services, Inc. ("Alamo"), and INVESCO Funds Group, Inc. ("INVESCO"), the investment advisor and transfer agent of Global Growth, and/or INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activities from Global Growth. INVESCO and IDI are located at 4350 South Monaco Street, Denver, Colorado, 80237. International Funds has engaged ALAMO Direct Mail Services, Inc. ("Alamo"), professional proxy solicitors, to distribute the enclosed proxy materials, and to record shareholder votes. Alamo will be paid fees and expenses of up to approximately $5,000 for soliciting services. If votes are recorded by telephone, Alamo will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

You may vote by telephone, mail, by facsimile or through a secure Internet site. To vote via the Internet or by telephone, please access the web site or call the toll-free number listed on your proxy card or noted in the enclosed voting instructions. To vote via the Internet or by telephone you will need the "control number" that appears on your proxy card. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

COPIES OF THE INTERNATIONAL FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, AND ADDITIONAL COPIES OF THIS PROXY STATEMENT AND PROXY CARD, ARE AVAILABLE UPON REQUEST. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-525-8085.

Except as set forth in Appendix A, INVESCO does not know of any person who, as of the Record Date, owns beneficially 5% or more of the shares of Global Growth. Directors and officers of International Funds own in the aggregate less than 1% of the shares of Global Growth.

VOTE REQUIRED. Approval of the proposal requires the affirmative vote of a majority of the outstanding securities of Global Growth, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the proposal must be approved by the lesser of: (i) 67% of this Fund's shares present at a meeting of shareholders if the owners of more than 50% of this Fund's shares then outstanding are present in person or by proxy; or (ii) more than 50% of this Fund's outstanding shares. Since INVESCO, as noted in Appendix A, holds 200,000 Class A shares of Global Growth, representing ___% of this Fund's common stock, INVESCO will vote its Fund Class A shares on the proposal in the same proportion as the other Global Growth shareholders vote their Class A, B and C shares on the proposal (i.e., INVESCO will "echo vote" its Fund Class A shares on the proposal).

Each outstanding full share of the Global Growth is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If this proposal is not approved by the requisite vote of shareholders of Global Growth, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

     PROPOSAL 1: TO APPROVE A PLAN OF LIQUIDATION AND TERMINATION PROVIDING
                       FOR THE LIQUIDATION OF THE INVESCO
                   GLOBAL GROWTH FUND AS A SEPARATE SERIES OF
           INVESCO INTERNATIONAL FUNDS, INC. ("INTERNATIONAL FUNDS").

THE PROPOSED LIQUIDATION AND TERMINATION

Global Growth is presently organized as a series of the International Funds. The Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act (the "Independent Directors"), has approved a Plan of Liquidation and Termination under which Global Growth would be liquidated, and its assets distributed on a pro-rata basis after payment of all of this Fund's expenses, to the remaining Fund shareholders as soon as possible following shareholder approval of the proposed liquidation.

The Board believes that liquidating Global Growth's assets and terminating its existence would be in this Fund's shareholders' best interests. A copy of the Form of Plan of Liquidation and Termination (the "Liquidation Plan") is attached to this proxy statement as Appendix B.

Global Growth commenced operations on November 29, 2000. For the period ended August 31, 2001, and the fiscal year ended August 31, 2002, various Global Growth expenses and fees were voluntarily absorbed and assumed by its investment advisor, INVESCO. Notwithstanding the expense reduction measures taken by INVESCO, Global Growth has experienced limited asset growth. In addition, Global Growth has experienced negative returns over the last year and net asset reductions over the past fiscal year. INVESCO and Global Growth's distributor, INVESCO Distributors, Inc., have come to believe that it is unlikely that this Fund will experience material growth in assets in the foreseeable future. In light of the inefficiencies and higher costs of managing Global Growth's small asset base, INVESCO and IDI submitted to the Board a proposal to liquidate and terminate this Fund.

At a meeting held on August 7, 2002, the Board considered and unanimously approved the Liquidation Plan, subject to shareholder approval. Under International Funds' Articles of Incorporation, the liquidation of Global Growth may be effected only on the affirmative vote of the lesser of (1) 67% of this Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of Global Growth's outstanding shares.

CONSIDERATION BY THE BOARD

In evaluating the proposed liquidation and termination of Global Growth, the Board considered a number of factors, including the amount of this Fund's total assets, its expense ratio (absent the absorption of certain expenses by INVESCO), the tax consequences of liquidation, and the unlikelihood that additional sales of Global Growth shares could enable it to attain an asset level that would sustain an acceptable expense ratio. The Board also considered INVESCO's representation that it is not prepared to continue to waive its advisory fee and absorb the expenses associated with managing Global Growth at this Fund's current low level of assets indefinitely, but will do so pending this Fund's liquidation and termination. The Board further considered that an increase in Fund expenses would adversely affect the Fund's performance. The Board also considered possible alternatives, such as a merger with or transfer of assets to another INVESCO mutual fund. Based on the foregoing, and other factors they deemed relevant, the Board (including all of its Independent Directors) approved the liquidation and termination of Global Growth, subject to shareholder approval.

If the Liquidation Plan is not approved by the shareholders, Global Growth will continue to operate as a series of International Funds (but without INVESCO's advisory fee waiver and absorption of expenses).

DESCRIPTION OF THE LIQUIDATION PLAN

Under the Liquidation Plan each shareholder's interest in Global Growth's assets will be fixed on the date on which the shareholders approve the Liquidation
Plan. On that date, the books of this Fund will be closed. Thereafter, all assets of Global Growth not already held in cash or cash equivalents will be liquidated. The Liquidation Plan provides that as soon as reasonably practicable after that date, the distribution of Global Growth's assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of Global Growth's assets less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of Global Growth assets not sold prior to the first liquidating distribution, and any other miscellaneous Global Growth income.

The date or dates on which Global Growth will pay the liquidating distributions and on which this Fund will be liquidated have not been determined, but it is anticipated that, if Global Growth's shareholders adopt the Liquidation Plan, the liquidating distributions would occur as soon as reasonably practicable after the date on which the shareholders approve the Liquidation Plan. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

The Liquidation Plan will not affect a shareholder's right to redeem Global Growth shares prior to the liquidation of the Fund. Therefore, a shareholder may redeem in accordance with the redemption procedure for the Class A, B and C shares set forth in the Global Growth prospectus without waiting for this Fund to take any action respecting its liquidation. The Liquidation Plan also authorizes the Board to make variations from or amendments to the provisions thereof that it deems necessary or appropriate to carry out the purposes of the Liquidation Plan. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to Global Growth's liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

Under the Liquidation Plan, Global Growth will not be responsible for the expenses incurred in connection with carrying out the Liquidation Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence. INVESCO will be responsible for paying all such expenses. In addition, those Fund shareholders who paid a front-end sales charge to acquire Global Growth Class A shares, and who continue to hold their Class A Fund shares on the date on which shareholders approve the Liquidation Plan, will receive a refund of such sales charge along with their first liquidating distribution. Furthermore, no contingent deferred sales charge will be applied to the liquidating distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following summary provides general information regarding the federal income tax consequences to Global Growth resulting from its liquidation and termination, and to its shareholders on their receipt of liquidating distributions from the Fund. Global Growth has not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax
situations   unrelated  to  the  receipt  of  liquidating   distributions,   and
accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from Global Growth.

As discussed above, if the Liquidation Plan is approved by its shareholders, Global Growth will sell its assets and distribute the proceeds to this Fund's shareholders. Global Growth anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will make all required distributions so that it will not be taxed on any of this Fund's net gain, if any, realized from the sale of its assets.

A shareholder who receives a liquidating distribution in cancellation and redemption of Global Growth shares will be treated as having sold those shares for the amount of the liquidating distribution. Such shareholder will recognize a gain or loss on that sale measured by the difference between the adjusted tax basis for the applicable shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that Global Growth is required to withhold 30% of liquidating distributions payable to any individuals and certain other noncorporate shareholders who do not provide this Fund with a correct and valid U.S. taxpayer identification number.

The receipt of a liquidating distribution by an individual retirement account ("IRA") that holds Global Growth shares generally will not be treated as a taxable event to the IRA beneficiary. HOWEVER, SOME IRAS THAT HOLD GLOBAL GROWTH SHARES MAY HAVE BEEN ESTABLISHED WITH CUSTODIANS THAT MAY NOT REINVEST THE LIQUIDATION DISTRIBUTION PROCEEDS, BUT INSTEAD MUST IMMEDIATELY DISTRIBUTE THOSE PROCEEDS TO THE IRA BENEFICIARY. THOSE DISTRIBUTIONS COULD HAVE ADVERSE TAX CONSEQUENCES FOR THE BENEFICIARIES OF SUCH IRAS, WHO ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THOSE DISTRIBUTIONS.

CONCLUSION

The Board has concluded that the proposed Plan of Liquidation and Termination is in the best interests of the shareholders of Global Growth. If approved, the Liquidation Plan will take effect as soon as possible following shareholder approval of the proposed liquidation of Global Growth. If this proposed Liquidation Plan is not approved, Global Growth will continue to operate as a series of International Funds.

REQUIRED VOTE. Approval of the Global Growth Liquidation Plan requires the affirmative vote of a majority of the outstanding securities of Global Growth, as defined in the 1940 Act. As noted above, INVESCO will "echo vote" its Fund Class A shares on this proposal.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                   OF GLOBAL GROWTH VOTE "FOR" THIS PROPOSAL.


                       INFORMATION CONCERNING THE ADVISOR,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

INVESCO, a Delaware corporation, serves as Global Growth's investment advisor and provides other services to this Fund. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 4350 South Monaco Street, Denver, Colorado 80237. INVESCO currently serves as investment advisor of 9 open-end investment companies having aggregate net assets of approximately $19.9 billion as of July 31, 2002.


------------------------
(1) The  intermediary  companies  between  INAH and AMVESCAP PLC are as follows:
AVZ, Inc. and AMVESCAP Group Services, Inc., each of which is wholly owned by its immediate parent.

The principal executive officers and directors of INVESCO and their principal occupations are:

Mark H. Williamson, Chairman of the Board and Chief Executive Officer, also Chairman of the Board and Chief Executive Officer of IDI; Raymond R. Cunningham, Director, President, and Chief Operating Officer, also Director, President, and Chief Operating Officer of IDI; Timothy J. Miller, Chief Investment Officer, Director and Senior Vice President, also Director of IDI; Ronald L. Grooms, Director, Senior Vice President and Treasurer, also Director, Senior Vice
President and Treasurer of IDI; Richard W. Healey, Director and Senior Vice President, also Director and Senior Vice President of IDI; Glen A. Payne, Senior Vice President, Secretary and General Counsel, also Senior Vice President, Secretary and General Counsel of IDI; and William J. Galvin Jr., Director, Senior Vice President, and Assistant Secretary, also Director, Senior Vice President and Assistant Secretary of IDI.

The address of each of the foregoing officers and directors is 4350 South Monaco Street, Denver, Colorado 80237. For the period September 1, 2001, to August 31, 2002 (the Fund's fiscal year end), Global Growth paid INVESCO total compensation of $16,483 for advisory services.

ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement between the International Funds and INVESCO, INVESCO provides administrative services to the International Funds, including sub-accounting and recordkeeping services and functions. For the period September 1, 2001, to August 31, 2002 (the Fund's fiscal year end), Global Growth paid INVESCO total compensation of $10,741 for administrative services.

TRANSFER AGENCY AGREEMENT

INVESCO serves as the Fund's transfer agent and dividend disbursing agent. For the period September 1, 2001, to August 31, 2002 (the Fund's fiscal year end), Global Growth paid INVESCO total compensation of $2,772 for transfer agency services.

AVAILABLE INFORMATION

Global Growth is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with those requirements files reports, proxy material and other information with the United States Securities and Exchange Commission ("SEC"). These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Central Regional office of the SEC, 1801 California Street, Suite 4800, Denver CO 80202-2648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20459 at prescribed rates.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

International Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of International Funds, 4350 South Monaco Street, Denver, Colorado 80237. International Funds has not received any shareholder proposals to be presented at this Meeting. Timely submission of a proposal does not guarantee its inclusion.

By order of the Board of Directors,


/s/ Glen A. Payne
Glen A. Payne
Secretary
November 1, 2002

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS


The following  table sets forth the  beneficial  ownership of the INVESCO Global
Growth Fund's outstanding equity securities as of October 11, 2002 by each beneficial owner of 5% or more of Global Growth's outstanding equity securities.

--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS A
------------------------------------
--------------------------------------------------------------------------------
Name and Address of                  Amount of Beneficial         Percent of
Beneficial Owner                            Ownership            Common Stock
--------------------------------------------------------------------------------
                                          ___________                ____%

--------------------------------------------------------------------------------
                                          ___________                ____%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS B
------------------------------------
--------------------------------------------------------------------------------
Name and Address of                  Amount of Beneficial         Percent of
Beneficial Owner                            Ownership            Common Stock
--------------------------------------------------------------------------------
                                         ____________                ____%

--------------------------------------------------------------------------------
                                         ____________                ____%

--------------------------------------------------------------------------------
                                         ____________                ____%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESCO GLOBAL GROWTH FUND - CLASS C
------------------------------------
--------------------------------------------------------------------------------
Name and Address of                  Amount of Beneficial         Percent of
Beneficial Owner                            Ownership            Common Stock
--------------------------------------------------------------------------------
                                         ___________                 ____%

--------------------------------------------------------------------------------
                                         ___________                 ____%

--------------------------------------------------------------------------------
                                         ___________                 ____%

--------------------------------------------------------------------------------
                                         ___________                 ____%

--------------------------------------------------------------------------------
                                         ___________                 ____%

--------------------------------------------------------------------------------

                                   APPENDIX B
                                     FORM OF
                       PLAN OF LIQUIDATION AND TERMINATION
                          (INVESCO GLOBAL GROWTH FUND)

THIS PLAN OF LIQUIDATION AND TERMINATION ("Plan") is made by INVESCO International Funds, Inc., a Maryland corporation that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act") ("Corporation"), with respect to INVESCO Global Growth Fund, a segregated portfolio of assets ("series") thereof ("Fund").

WHEREAS, the Corporation's board of directors ("Board"), including a majority of the directors who are not "interested persons" (as that term is defined in the 1940 Act), has determined that liquidation and termination of the Fund is in the best interests of the Corporation and the Fund and thus has adopted this Plan; and

WHEREAS, pursuant to Article III, Section 3, Paragraph (f) of the Corporation's Articles of Amendment and Restatement of the Articles of Incorporation, the Board may authorize the liquidation of shares of any series of stock from its shareholders; and

WHEREAS, liquidation of the Fund as a series of the Corporation requires the affirmative vote of the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares ("Required Vote").

NOW THEREFORE, this Plan shall be effective upon receipt of the Required Vote.

               ARTICLE I. ACTIONS TO BE TAKEN PRIOR TO LIQUIDATION
                          ----------------------------------------

(a) As directed by the Board, the Fund shall proceed with the business of winding up its affairs.

(b) The Board shall authorize the appropriate parties to wind up the Fund's affairs, and all the powers of the Corporation's directors under its Articles of Incorporation and by-laws shall continue with respect to the Fund until its affairs have been wound up, including the powers to (i) fulfill or discharge the Fund's contracts, (ii) collect the Fund's assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Fund's liabilities, (v) prosecute, settle, or compromise claims of the Fund or to which the Fund is subject, (vi) file final state and federal tax returns for the Fund, (vii) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and (viii) do all other acts necessary or appropriate to wind up the Fund's business.

(c) As directed by the Board, the Corporation shall make one or two liquidating distributions to the Fund's shareholders of record as of the date of receipt of the Required Vote (individually a "Shareholder" and collectively "Shareholders") in regards to the cancellation and redemption of Shareholders' Fund shares. The amount of each liquidating distribution to each Shareholder shall be in proportion to the number of the Fund's shares held thereby.

                 ARTICLE II. FILINGS WITH THE STATE OF MARYLAND
                             ----------------------------------

(a) The Board shall authorize the appropriate parties to file for and obtain (i) a tax clearance certificate from the Comptroller of the Treasury of Maryland or the collector of taxes stating that all taxes payable by the Fund have been paid or provided for and (ii) if the Fund has employees, a certificate from the Secretary of Economic and Employment Development of Maryland stating that all unemployment insurance contributions, reimbursement payments, and interest have been paid or provided for.

(b) Upon cancellation of the Fund's shares, the Board shall authorize the appropriate parties to file Articles Supplementary with the Maryland Department of Assessments and Taxation to eliminate the total number of shares of stock allocated to the Fund and decrease, by an identical amount, the aggregate number of shares of stock the Corporation has authority to issue.

                       ARTICLE III. LIQUIDATION PROCEDURES
                                    ----------------------

(a) The Board shall authorize all actions to be taken such that the Fund will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Fund's shares and its liquidation and termination.

(b) On the date of receipt of the Required Vote, the interest of each Shareholder shall be fixed and the books of the Fund shall be closed.

(c) As soon as reasonably  practicable after (1) receiving of the Required Vote,
(2) paying or adequately providing for the payment of the Fund's liabilities, and (3) receiving of such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the remaining assets of the Fund to be distributed in one or two (if necessary) distributions of cash payments, with Shareholders receiving their proportionate shares of each payment, in regards to the cancellation and redemption of their Fund shares. In addition, those Fund shareholders who paid a front-end sales charge to acquire the Fund's Class A shares, and who continue to hold their Class A Fund shares on the date of receipt of the Required Vote, will receive a refund of such sales charge along with their first liquidating distribution. Furthermore, no contingent deferred sales charge will be applied to the liquidating distributions.

(d) If the Board is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of the Fund's shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit all remaining assets of the Fund in a trust for the benefit of the Fund's Shareholders that cannot be located. The expenses of the trust shall be charged against the assets therein.

                       ARTICLE IV. AMENDMENT OF THIS PLAN
                                   ----------------------

The Board may make variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Fund's shares and the liquidation and termination of the Fund's existence.

                               ARTICLE V. EXPENSES
                                          --------

INVESCO Funds Group, Inc. shall bear all the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies, liquidating the Fund's assets, and terminating the Fund's existence.

                        INVESCO INTERNATIONAL FUNDS, INC.
                           INVESCO GLOBAL GROWTH FUND
                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 19, 2002

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS of INVESCO International Funds, Inc. (the "Company"). The undersigned hereby appoints as proxies Glen A. Payne, Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Company at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on December 19, 2002 at the offices of the Company, 4350 South Monaco Street, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the liquidation of INVESCO Global Growth Fund, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment thereof.


                            VOTE VIA FACSIMILE:  1-888-___-____
                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-___-____
                            CONTROL NUMBER:  999  9999  9999  999

                            NOTE: Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (Joint Owners)

                            ----------------------------------------------------
                            Date

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                        INVESCO INTERNATIONAL FUNDS, INC.
                           INVESCO GLOBAL GROWTH FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:

VOTE ON PROPOSAL                                                FOR          AGAINST          ABSTAIN
1. To  approve a Plan of Liquidation and Termination            [ ]            [ ]              [ ]
   providing for the liquidation of the INVESCO Global
   Growth Fund as a separate series of INVESCO
   International Funds, Inc.; and

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.